NORTHEAST UTILITIES AND SUBSIDIARIES
1.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                                  $    9,237,679 $                   $    9,237,679
  Other                                                            826,495                            826,495
                                                               -----------     ----------         -----------
                                                                10,064,174              0          10,064,174
    Less: Accumulated provision
      for depreciation                                           6,373,365                          6,373,365
                                                               -----------     ----------         -----------
                                                                 3,690,809              0           3,690,809

  Unamortized PSNH acquisition costs                               317,332                            317,332
  Construction work in progress                                    179,516                            179,516
  Nuclear fuel, net                                                113,378                            113,378
                                                               -----------     ----------         -----------
    Total net utility plant                                      4,301,035              0           4,301,035
                                                               -----------     ----------         -----------
Other Property and Investments:
  Investment in subsidiary companies                                     0              0  [1]              0
  Nuclear decommissioning
    trusts, at market                                              717,246                            717,246
  Investments in regional nuclear
    generating companies, at equity                                 82,456                             82,456
  Other                                                            108,753                            108,753
                                                               -----------     ----------         -----------
                                                                   908,455              0             908,455
                                                               -----------     ----------         -----------
Current Assets:
  Cash and cash equivalents                                        369,738        447,642  [2]        817,380
  Investment in securitizable assets                                80,742                             80,742
  Receivables, net                                                 448,356        135,045  [3]        583,401
  Unbilled revenues                                                 88,918                             88,918
  Fuel, materials and supplies,
    at average cost                                                174,442                            174,442
  Recoverable energy costs,
    net -- current portion                                          85,052                             85,052
  Prepayments and other                                            130,591                            130,591
                                                               -----------     ----------         -----------
                                                                 1,377,839        582,687           1,960,526
                                                               -----------     ----------         -----------
Deferred Charges:
  Regulatory assets:
    Recoverable nuclear costs                                    2,165,777                          2,165,777
    Income taxes, net                                              626,973                            626,973
    Deferred costs -- nuclear plants                                91,572                             91,572
    Unrecovered contractual obligations                            341,988                            341,988
    Recoverable energy costs, net                                  201,246                            201,246
    Other                                                          169,272      1,243,295  [3]      1,412,567
  Unamortized debt expense                                          43,839          7,773  [3]         51,612
  Goodwill and other
    purchased intangible assets                                    345,372                            345,372
  Other                                                            167,640                            167,640
                                                               -----------     ----------         -----------
                                                                 4,153,679      1,251,068           5,404,747
                                                               -----------     ----------         -----------
    Total Assets                                            $   10,741,008 $    1,833,755      $   12,574,763
                                                               ===========     ==========         ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Capitalization:
  Common stock                                              $      742,731 $            0  [1] $      742,731
  Capital surplus, paid in                                       1,102,278              0  [1]      1,102,278
  Deferred contribution plan --
     employee stock ownership plan                                (124,626)                          (124,626)
  Retained earnings                                                642,092                            642,092
  Accumulated other
     comprehensive income                                            1,524                              1,524
                                                               -----------     ----------         -----------
    Total common stockholders' equity                            2,363,999              0           2,363,999
  Preferred stock not subject to
     mandatory redemption                                          136,200        (20,000) [3]        116,200
  Preferred stock subject to
     mandatory redemption                                          119,789        (40,000) [3]         79,789
  Long-term debt                                                 2,443,989       (463,125) [3]      1,980,864
                                                               -----------     ----------         -----------
    Total capitalization                                         5,063,977       (523,125)          4,540,852
                                                               -----------     ----------         -----------
Minority Interest in Consolidated Subsidiaries                     100,000       (100,000) [3]              0
                                                               -----------     ----------         -----------
Obligations Under Capital Leases                                    53,126              0  [2]         53,126
                                                               -----------     ----------         -----------
Rate Reduction Bond Obligation                                           0      2,419,731  [3]      2,419,731
                                                               -----------     ----------         -----------
Current Liabilities:
  Notes payable to banks                                           984,000        (96,396) [3]        887,604
  Long-term debt and preferred
    stock -- current portion                                       346,123         (1,500) [3]        344,623
  Obligations under capital
    leases -- current portion                                      115,285              0  [2]        115,285
  Accounts payable                                                 437,492                            437,492
  Accrued taxes                                                    130,252        (13,276) [3]        116,976
  Accrued interest                                                  56,088        135,045  [3]        191,133
  Other                                                            127,338                            127,338
                                                               -----------     ----------         -----------
                                                                 2,196,578         23,873           2,220,451
                                                               -----------     ----------         -----------
Deferred Credits and Other
  Long-term Liabilities:
  Accumulated deferred income taxes                              1,721,263         13,276  [3]      1,734,539
  Accumulated deferred investment
    tax credits                                                    144,882                            144,882
  Decommissioning obligation -- Millstone 1                        686,609                            686,609
  Deferred contractual obligations                                 341,983                            341,983
  Other                                                            432,590                            432,590
                                                               -----------     ----------         -----------
                                                                 3,327,327         13,276           3,340,603
                                                               -----------     ----------         -----------

    Total Capitalization and Liabilities                    $   10,741,008 $    1,833,755      $   12,574,763
                                                               ===========     ==========         ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                     PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Operating Revenue                                           $    4,810,165 $      135,045  [3] $    4,945,210
                                                                ----------     ----------          ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                          2,243,670              0  [3]      2,243,670
    Other                                                          867,124              0  [3]        867,124
  Maintenance                                                      294,036                            294,036
  Depreciation                                                     278,349                            278,349
  Amortization of regulatory assets, net                           575,623                            575,623
  Federal and state income taxes                                   220,868              0  [3]        220,868
  Taxes other than income taxes                                    249,101                            249,101
  Gain on sale of utility plant                                   (308,914)                          (308,914)
                                                                ----------     ----------          ----------
      Total operating expenses                                   4,419,857              0           4,419,857
                                                                ----------     ----------          ----------
Operating Income                                                   390,308        135,045             525,353
                                                                ----------     ----------          ----------
Other Income (Loss):
  Equity in earnings of regional nuclear
   generating and transmission companies                             5,367                              5,367
  Nuclear unrecoverable costs                                      (72,496)                           (72,496)
  Other, net                                                       (24,835)                           (24,835)
  Minority interest in loss of subsidiary                           (9,300)                            (9,300)
  Income taxes                                                      83,714              0  [3]         83,714
                                                                ----------     ----------          ----------
      Other loss, net                                              (17,550)             0             (17,550)
                                                                ----------     ----------          ----------
Income before interest charges                                     372,758        135,045             507,803
                                                                ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                                       246,517        135,045  [3]        381,562
  Other interest                                                    21,586                             21,586
  Deferred interest -- nuclear plants                               (7,277)                            (7,277)
                                                                ----------     ----------          ----------
      Interest charges, net                                        260,826        135,045             395,871
                                                                ----------     ----------          ----------
Net Income                                                  $      111,932 $            0      $      111,932
                                                                ==========    ===========         ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Balance at beginning of period                              $      579,213 $                   $      579,213

Net income                                                         111,932                            111,932

Cash dividends on common stock                                     (27,480)                           (27,480)

Cash dividends on preferred stock                                  (21,573)                           (21,573)
                                                                ----------     ----------          ----------
Balance at end of period                                    $      642,092 $            0      $      642,092
                                                                ==========     ==========          ==========



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2c  PRO FORMA CAPITAL STRUCTURE
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
                                                               -----------    -----------       -------------
Long-term debt*                                             $    2,443,989 $     (463,125) [3] $    1,980,864

Preferred stock not subject
  to mandatory redemption*                                         136,200        (20,000) [3]        116,200

Preferred stock subject
  to mandatory redemption*                                         119,789        (40,000) [3]         79,789

Common stock equity                                              2,363,999                          2,363,999
                                                               -----------   ------------        ------------
        Total Capitalization                                $    5,063,977 $     (523,125)     $    4,540,852
                                                               ===========   ============        ============
*Does not include current portion.

[1] See adjustments a and b.
[2] See adjustments a and c.
[3] See adjustment a.


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                                                      Debit         Credit
a) Cash and cash equivalents                                             90,089
   Receivables, net                                                     135,045
   Operating expenses -- operation -- other                                   0
   Accrued taxes                                                         13,276
   Federal and state income taxes                                             0
   Regulatory assets -- other                                         1,243,295
   Long-term debt and preferred stock -- current portion                  1,500
   Long-term debt                                                       463,125
   Obligations under Seabrook Power
     Contracts and other capital
     leases -- current portion                                          102,659
   Obligations under Seabrook Power
     Contracts and other capital leases                                 254,894
   Minority interest in consolidated subsidiary                         100,000
   Preferred stock subject to mandatory redemption                       40,000
   Unamortized debt expense                                               7,773
   Operating expenses -- operation -- fuel, purchased
     and net interchange power                                                0
   Interest on long-term debt                                           135,045
   Common stock                                                           2,039
   Capital surplus, paid in                                             288,050
   Notes payable to bank                                                 96,396
   Preferred stock not subject to mandatory redemption                   20,000
      Operating revenues                                                              135,045
      Rate reduction bond obligation                                                2,419,731
      Accumulated deferred income taxes                                                13,276
      Accrued interest                                                                135,045
      Income taxes                                                                          0
      Investment in subsidiary companies                                              290,089

   To record summary entry for NU consolidated.


b) Investment in subsidiary companies                                   290,089
      Common stock                                                                      2,039
      Capital surplus, paid in                                                        288,050

   To record elimination of investment in subsidiary companies.


c) Cash and cash equivalents                                            357,553
      Obligations under Seabrook Power
        Contracts and other capital
        leases -- current portion                                                     102,659
      Obligations under Seabrook Power
        Contracts and other capital leases                                            254,894

   To record elimination of obligations under Seabrook Power Contracts.




NORTHEAST UTILITIES PARENT
2.1  PRO FORMA BALANCE SHEET
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Other Property and Investments:
  Investments in subsidiary
    companies, at equity                     $    2,858,586 $     (290,089) [1] $    2,568,497
  Investments in transmission
    companies, at equity                             16,357                             16,357
  Other, at cost                                         54                                 54
                                                -----------    -----------         -----------
                                                  2,874,997       (290,089)          2,584,908

Current Assets:
  Cash                                                1,090        290,089  [1]        291,179
  Notes receivable from
    affiliated companies                             46,100                             46,100
  Notes and accounts receivable                         701                                701
  Accounts receivable from
    affiliated companies                              2,915                              2,915
  Taxes receivable                                    1,463                              1,463
  Prepayments                                           872                                872
                                                -----------    -----------         -----------
                                                     53,141        290,089             343,230

Deferred Charges:
  Unamortized debt expense                                6                                  6
  Other                                               5,159                              5,159
                                                -----------    -----------         -----------
                                                      5,165              0               5,165
                                                -----------    -----------         -----------
      Total Assets                           $    2,933,303 $            0      $    2,933,303
                                                ===========    ===========         ===========

Capitalization:
  Common stock                               $      742,731 $                   $      742,731
  Capital surplus, paid in                        1,102,278                          1,102,278
  Deferred benefit plan --
    Employee Stock Ownership Plan                  (124,626)                          (124,626)
  Retained earnings                                 642,092                            642,092
  Accumulated other comprehensive income              1,524                              1,524
                                                 ----------     ----------         -----------
Total common stockholder's equity                 2,363,999              0           2,363,999
  Long-term debt                                    132,000                            132,000
                                                 ----------     ----------         -----------
    Total capitalization                          2,495,999              0           2,495,999
                                                 ----------     ----------         -----------
Current Liabilities:
  Notes payable to banks                            396,000                            396,000
  Accounts payable                                    1,737                              1,737
  Accounts payable to
    affiliated companies                              2,059                              2,059
  Long-term debt -- current portion                  20,000                             20,000
  Accrued interest                                    5,921                              5,921
  Accrued Con Edison/Northeast
    Utilities merger fees                             6,143                              6,143
  Other                                                   3                                  3
                                                 ----------     ----------         -----------
                                                    431,863              0             431,863
                                                 ----------     ----------         -----------
Accumulated deferred income taxes                     5,334                              5,334
Other deferred credits                                  107                                107
                                                 ----------     ----------         -----------
Total Capitalization and Liabilities         $    2,933,303 $            0      $    2,933,303
                                                 ==========     ==========         ===========


[1] See adjustments a and b.


NORTHEAST UTILITIES PARENT
2.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Operating Revenues                           $            0 $                   $            0
                                                 ----------     ----------          ----------
Operating Expenses:
  Operation expense                                  22,562                             22,562
  Federal and state income taxes                     (4,590)                            (4,590)
  Taxes other than income taxes                          65                                 65
                                                 ----------     ----------          ----------
    Total operating expenses                         18,037              0              18,037
                                                 ----------     ----------          ----------

Operating Loss                                      (18,037)             0             (18,037)
                                                 ----------     ----------          ----------
Other Income:
  Equity in earnings of subsidiaries                118,316                            118,316
  Equity in earnings of
    transmission companies                            2,472                              2,472
  Other, net                                          3,294                              3,294
  Income taxes                                        2,417                              2,417
                                                 ----------     ----------          ----------
      Other income, net                             126,499              0             126,499
                                                 ----------     ----------          ----------
Income before interest charges                      108,462              0             108,462
                                                 ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                         14,263                             14,263
  Other interest                                      3,840                              3,840
                                                 ----------     ----------          ----------
      Interest Charges, net                          18,103              0              18,103
                                                 ----------     ----------          ----------
Net Income                                   $       90,359 $            0      $       90,359
                                                 ==========     ==========          ==========



NORTHEAST UTILITIES PARENT
2.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Balance at beginning of period               $      579,213 $                   $      579,213

Net income                                           90,359                             90,359

Cash dividends on common shares                     (27,480)                           (27,480)
                                                 ----------     ----------          ----------
Balance at end of period                     $      642,092 $            0      $      642,092
                                                 ==========    ===========         ===========



NORTHEAST UTILITIES PARENT
2.2c  PRO FORMA CAPITAL STRUCTURE
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                   PRO               EFFECT
                                                                   FORMA              TO
                                                PER BOOK           ADJ.               ADJ.
Long-term debt*                              $      132,000 $                   $      132,000

Common stock equity                               2,363,999                          2,363,999
                                                -----------    -----------         -----------
        Total Capitalization                 $    2,495,999 $            0      $    2,495,999
                                                ===========    ===========         ===========


*Does not include current portion.

NORTHEAST UTILITIES PARENT
2.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                              Debit         Credit

a) Cash                                       275,089
      Investment in Subsidiary Companies                    275,089

   To record the stock repurchase by PSNH.

b) Cash                                        15,000
      Investment in Subsidiary Companies                     15,000

   To record the stock repurchase by WMECO.



THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                                  $    5,666,637 $                   $    5,666,637
    Less: Accumulated provision
      for depreciation                                           4,149,201                          4,149,201
                                                                ----------     ----------          ----------
                                                                 1,517,436              0           1,517,436
  Construction work in progress                                     97,668                             97,668
  Nuclear fuel, net                                                 72,493                             72,493
                                                                ----------     ----------          ----------
    Total net utility plant                                      1,687,597              0           1,687,597
                                                                ----------     ----------          ----------
Other Property and Investments:
 Nuclear decommissioning
    trusts, at market                                              521,127                            521,127
 Investments in regional nuclear
  generating companies, at equity                                   55,080                             55,080
 Other, at cost                                                     32,677                             32,677
                                                                ----------     ----------          ----------
                                                                   608,884              0             608,884
                                                                ----------     ----------          ----------
Current Assets:
  Cash                                                               6,527              0  [1]          6,527
  Investment in securitizable assets                                81,125                             81,125
  Notes receivable from
   affiliated companies                                             93,400                             93,400
  Receivables, net                                                  25,031         77,856  [2]        102,887
  Accounts receivable from
   affiliated companies                                            112,779                            112,779
  Fuel, materials and supplies,
   at average cost                                                  36,628                             36,628
  Prepayments and other                                            179,810                            179,810
                                                                ----------     ----------          ----------
                                                                   535,300         77,856             613,156
                                                                ----------     ----------          ----------
Deferred Charges:
  Regulatory assets:
   Recoverable nuclear costs                                     1,169,339                          1,169,339
   Income taxes, net                                               391,260                            391,260
   Unrecovered contractual obligations                             227,157                            227,157
   Recoverable energy costs, net                                    87,160                             87,160
   Other                                                            70,693        979,559  [3]      1,050,252
Unamortized debt expense                                            15,417          6,899  [4]         22,316
Other                                                               21,476                             21,476
                                                                ----------     ----------          ----------
                                                                 1,982,502        986,458           2,968,960
                                                                ----------     ----------          ----------
   Total Assets                                             $    4,814,283 $    1,064,314      $    5,878,597
                                                                ==========     ==========          ==========


[1] See adjustments a, b, d, e, g, and m.
[2] See adjustments j and l.
[3] See adjustments c and h.
[4] See adjustment f.

THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Capitalization:
  Common stock                                              $       75,849 $                   $       75,849
  Capital surplus, paid in                                         412,339                            412,339
  Retained earnings                                                200,058                            200,058
  Accumulated other
    comprehensive income                                               416                                416
                                                                ----------     ----------          ----------
    Total common stockholder's equity                              688,662              0             688,662
  Preferred stock not subject to
    mandatory redemption                                           116,200                            116,200
  Preferred stock subject to
    mandatory redemption                                            79,789                             79,789
  Long-term debt                                                 1,223,899       (353,925) [5]        869,974
                                                                ----------     ----------          ----------
    Total capitalization                                         2,108,550       (353,925)          1,754,625
                                                                ----------     ----------          ----------

Minority Interest in Consolidated Subsidiary                       100,000       (100,000) [5]              0
                                                                ----------     ----------          ----------
Obligations Under Capital Leases                                    43,878                             43,878
                                                                ----------     ----------          ----------
Rate Reduction Bond Obligation                                           0      1,440,383  [6]      1,440,383
                                                                ----------     ----------          ----------
Current Liabilities:
  Long-term debt and preferred
    stock -- current portion                                        19,750                             19,750
  Obligations under capital
    leases -- current portion                                       91,346                             91,346
  Accounts payable                                                 170,211                            170,211
  Accounts payable to
    affiliated companies                                           127,393                            127,393
  Accrued taxes                                                     29,360         (7,432) [7]         21,928
  Accrued interest                                                  21,267         77,856  [8]         99,123
  Other                                                             42,873                             42,873
                                                                ----------     ----------          ----------
                                                                   502,200         70,424             572,624
                                                                ----------     ----------          ----------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                              1,005,145          7,432  [9]      1,012,577
  Accumulated deferred investment
    tax credits                                                    105,241                            105,241
  Decommissioning obligation -- Millstone 1                        576,181                            576,181
  Deferred contractual obligations                                 227,152                            227,152
  Other                                                            145,936                            145,936
                                                                ----------     ----------          ----------
                                                                 2,059,655          7,432           2,067,087
                                                                ----------     ----------          ----------
   Total Capitalization and Liabilities                     $    4,814,283 $    1,064,314      $    5,878,597
                                                                ==========     ==========          ==========

[5] See adjustment d.
[6] See adjustments a and m.
[7] See adjustments b, e, i, j, k, and l.
[8] See adjustments i and k.
[9] See adjustments c, f, g, and h.

THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Operating Revenues                                          $    2,593,833 $       77,856  [2] $    2,671,689
                                                                ----------     ----------          ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                          1,097,584              0 [10]      1,097,584
    Other                                                          468,702              0 [11]        468,702
  Maintenance                                                      180,740                            180,740
  Depreciation                                                     170,954                            170,954
  Amortization of regulatory assets, net                           420,048                            420,048
  Federal and state income taxes                                   150,667              0 [12]        150,667
  Taxes other than income taxes                                    161,257                            161,257
  Gain on sale of utility plant                                   (286,477)                          (286,477)
                                                                ----------     ----------          ----------
      Total operating expenses                                   2,363,475              0           2,363,475
                                                                ----------     ----------          ----------
Operating Income                                                   230,358         77,856             308,214
                                                                ----------     ----------          ----------
Other Income (Loss):
  Equity in earnings of regional
   nuclear generating companies                                      1,764                              1,764
  Nuclear unrecoverable costs                                      (54,004)                           (54,004)
  Other, net                                                       (25,326)                           (25,326)
  Minority interest in loss of subsidiary                           (9,300)                            (9,300)
  Income taxes                                                      33,950              0 [13]         33,950
                                                                ----------     ----------          ----------
     Other loss, net                                               (52,916)             0             (52,916)
                                                                ----------     ----------          ----------
Income before interest charges                                     177,442         77,856             255,298
                                                                ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                                       118,595         77,856 [14]        196,451
  Other interest                                                    13,797                             13,797
  Deferred interest -- nuclear plants                               (4,730)                            (4,730)
                                                                ----------     ----------          ----------
     Interest charges, net                                         127,662         77,856             205,518
                                                                ----------     ----------          ----------
Net Income                                                  $       49,780 $            0      $       49,780
                                                                ==========     ==========          ==========

[10] See adjustments g and h.
[11] See adjustments b, c, e, and f.
[12] See adjustments b, c, e, f, g, and h.
[13] See adjustments i, j, k and l.
[14] See adjustments i and k.

THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Balance at beginning of period                              $      193,178 $                   $      193,178

Net income                                                          49,780                             49,780

Cash dividends on preferred stock                                  (12,341)                           (12,341)

ESOP contribution                                                  (30,559)                           (30,559)
                                                                ----------     ----------          ----------
Balance at end of period                                    $      200,058 $            0      $      200,058
                                                                ==========     ==========          ==========

THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2c  PRO FORMA CAPITAL STRUCTURE
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Long-term debt*                                             $    1,223,899 $     (353,925) [5] $      869,974

Preferred stock not subject
  to mandatory redemption*                                         116,200                            116,200

Preferred stock subject
  to mandatory redemption*                                          79,789                             79,789

Common stock equity                                                688,662                            688,662
                                                                ----------     ----------          ----------
        Total Capitalization                                $    2,108,550 $     (353,925)     $    1,754,625
                                                                ==========     ==========          ==========

*Does not include current portion.



THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARY
3.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                  Debit         Credit

a) Cash                                           1,489,000
      Rate reduction bond obligation                            1,489,000

   To record the issuance of
   rate reduction bonds.


b) Operating expenses --
     operation -- other                              11,679
   Accrued taxes                                      4,672
      Cash                                                         11,679
      Federal and state income taxes                                4,672

   To record issuance expenses
   associated with securitization and
   related tax effect.


c) Regulatory assets -- other                        11,679
   Federal and state income taxes                     4,672
      Operating expenses --
        operation -- other                                         11,679
      Accumulated deferred income taxes                             4,672

   To record deferral of issuance
   expenses associated with securitization
   and related tax effect.


d) Minority interest in
     consolidated subsidiary                        100,000
   Long-term debt                                   353,925
      Cash                                                        453,925

   To record the use of
   securitization proceeds to retire
   long-term debt.


e) Operating expenses --
     operation -- other                               6,899
   Accrued taxes                                      2,760
      Cash                                                          6,899
      Federal and state income taxes                                2,760

   To record the associated costs and
   premiums of retiring debt.


f) Unamortized debt expense                           6,899
   Federal and state income taxes                     2,760
      Operating expenses --
        operation -- other                                          6,899
      Accumulated deferred income taxes                             2,760

   To record deferral of debt
   retirement costs and related
   tax effect.


g) Fuel, purchased and
     net interchange power                          967,880
   Accumulated deferred income taxes                387,152
      Cash                                                        967,880
      Federal and state income taxes                              387,152

   To record the buyout of IPP
   contracts and related tax effect.


h) Regulatory assets -- other                       967,880
   Federal and state income taxes                   387,152
      Fuel, purchased and
        net interchange power                                     967,880
      Accumulated deferred income taxes                           387,152

   To record the deferral of IPP
   buyout costs and related
   tax effect.


i) Interest on long-term debt                       115,231
   Accrued taxes                                     46,092
      Accrued interest                                            115,231
      Income taxes                                                 46,092

   To record interest expense on rate
   reduction bonds and related tax effect.


j) Receivables, net                                 115,231
   Income taxes                                      46,092
      Operating revenues                                          115,231
      Accrued taxes                                                46,092

   To record deferral of interest
   expense on rate reduction bonds
   and related tax effect.


k) Accrued interest                                  37,375
   Income taxes                                      14,950
      Interest on long-term debt                                   37,375
      Accrued taxes                                                14,950

   To record decrease in interest
   costs associated with debt repurchase
   and the related tax effect.


l) Operating revenues                                37,375
   Accrued taxes                                     14,950
      Receivables, net                                             37,375
      Income taxes                                                 14,950

   To record deferral of decrease in
   interest costs on debt repurchased
   and related tax effect.


m) Rate reduction bond obligation                    48,617
      Cash                                                         48,617

   To record repayment of excess
   rate reduction bond obligation.




PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                        $    1,946,796 $                   $    1,946,796
    Less: Accumulated provision
      for depreciation                                   685,840                            685,840
                                                    ------------   ------------        ------------
                                                       1,260,956              0           1,260,956

  Unamortized acquisition costs                          317,332                            317,332
  Construction work in progress                           17,090                             17,090
  Nuclear fuel, net                                        1,500                              1,500
                                                    ------------   ------------        ------------
    Total net utility plant                            1,596,878              0           1,596,878
                                                    ------------   ------------        ------------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                      6,906                              6,906
  Investments in regional nuclear
    generating companies and
    subsidiary company, at equity                         18,547                             18,547
  Other, at cost                                           2,931                              2,931
                                                    ------------   ------------        ------------
                                                          28,384              0              28,384
                                                    ------------   ------------        ------------
Current Assets:
  Cash and cash equivalents                              248,365       (200,000) [1]         48,365
  Receivables, net                                        69,884         45,396  [2]        115,280
  Accounts receivable from
    affiliated companies                                   7,330                              7,330
  Taxes receivable from
    affiliated companies                                   4,014                              4,014
  Accrued utility revenues                                48,303                             48,303
  Fuel, materials and supplies,
    at average cost                                       36,321                             36,321
  Recoverable energy costs --
    current portion                                       85,196                             85,196
  Prepayments and other                                    9,865                              9,865
                                                    ------------   ------------        ------------
                                                         509,278       (154,604)            354,674
                                                    ------------   ------------        ------------
Deferred Charges:
  Regulatory assets:
    Recoverable energy costs                             111,565                            111,565
    Income taxes, net                                    160,231                            160,231
    Deferred costs -- nuclear plant                      118,244                            118,244
    Unrecovered contractual obligations                   54,152                             54,152
    Other                                                  3,047        138,158  [3]        141,205
  Deferred receivable from
    affiliated company                                    10,548                             10,548
  Unamortized debt expense                                11,687                             11,687
  Other                                                    8,251                              8,251
                                                    ------------   ------------        ------------
                                                         477,725        138,158             615,883
                                                    ------------   ------------        ------------
    Total Assets                                  $    2,612,265 $      (16,446)     $    2,595,819
                                                    ============   ============        ============

[1] See adjustments a, b, d, e, g, m, and n.
[2] See adjustments j and l.
[3] See adjustments c, f and h.




PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Capitalization:
  Common stock                                    $            1 $           (1) [4] $            0
  Capital surplus, paid in                               424,740       (275,088) [4]        149,652
  Retained earnings                                      336,006                            336,006
  Accumulated other comprehensive income                   1,074                              1,074
                                                    ------------   ------------        ------------
    Total common stockholder's equity                    761,821       (275,089)            486,732
  Preferred stock subject to
    mandatory redemption                                  25,000        (25,000) [5]              0
  Long-term debt                                         516,485       (109,200) [5]        407,285
                                                    ------------   ------------        ------------
    Total capitalization                               1,303,306       (409,289)            894,017
                                                    ------------   ------------        ------------
Obligations Under Seabrook Power
  Contracts and Other Capital Leases                     597,662       (254,894) [6]        342,768
                                                    ------------   ------------        ------------
Rate Reduction Bond Obligation                                 0        705,000  [7]        705,000
                                                    ------------   ------------        ------------

Current Liabilities:
  Long-term debt and preferred stock --
    current portion                                       25,000                             25,000
  Obligations under Seabrook Power
    Contracts and other capital
    leases -- current portion                            102,659       (102,659) [6]              0
  Accounts payable                                        34,185                             34,185
  Accounts payable to
    affiliated companies                                  37,638                             37,638
  Accrued taxes                                           50,958         (3,263) [8]         47,695
  Accrued interest                                        12,668         45,396  [9]         58,064
  Accrued pension benefits                                44,779                             44,779
  Other                                                    8,125                              8,125
                                                    ------------   ------------        ------------
                                                         316,012        (60,526)            255,486
                                                    ------------   ------------        ------------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                      256,215          3,263 [10]        259,478
  Accumulated deferred investment
    tax credits                                           12,260                             12,260
  Deferred contractual obligations                        54,152                             54,152
  Deferred revenue from
    affiliated company                                    10,548                             10,548
  Other                                                   62,110                             62,110
                                                    ------------   ------------        ------------
                                                         395,285          3,263             398,548
                                                    ------------   ------------        ------------

    Total Capitalization and Liabilities          $    2,612,265 $      (16,446)     $    2,595,819
                                                    ============   ============        ============

[4] See adjustment m.
[5] See adjustment d.
[6] See adjustment g.
[7] See adjustments a and n.
[8] See adjustments b, e, i, j, k, and l.
[9] See adjustments i and k.
[10] See adjustments c, f, g, and h.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Operating Revenues                                $    1,202,467 $       45,396  [2] $    1,247,863
                                                    ------------   ------------        ------------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                  734,301              0 [11]        734,301
    Other                                                133,900              0 [12]        133,900
  Maintenance                                             51,176                             51,176
  Depreciation                                            48,254                             48,254
  Amortization of regulatory assets, net                  43,171                             43,171
  Federal and state income taxes                          34,496              0 [13]         34,496
  Taxes other than income taxes                           42,771                             42,771
                                                    ------------   ------------        ------------
      Total operating expenses                         1,088,069              0           1,088,069
                                                    ------------   ------------        ------------
Operating Income                                         114,398         45,396             159,794
                                                    ------------   ------------        ------------
Other Income (Loss):
  Equity in earnings of regional nuclear
    generating companies and
    subsidiary company                                     1,118                              1,118
  Other, net                                               9,313                              9,313
  Income taxes                                            (5,349)             0 [14]         (5,349)
                                                    ------------   ------------        ------------
      Other income, net                                    5,082              0               5,082
                                                    ------------   ------------        ------------
Income before interest charges                           119,480         45,396             164,876
                                                    ------------   ------------        ------------
Interest Charges:
  Interest on long-term debt                              42,537         45,396 [15]         87,933
  Other interest                                             584                                584
                                                    ------------   ------------        ------------
    Interest charges, net                                 43,121         45,396              88,517
                                                    ------------   ------------        ------------
Net Income                                        $       76,359 $            0      $       76,359
                                                     ===========    ===========         ===========

[11] See adjustments g and h.
[12] See adjustments b, c, e, and f.
[13] See adjustments b, c, e, f, g, and h.
[14] See adjustments i, j, k, and l.
[15] See adjustments i and k.


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Balance at beginning of period                    $      276,206 $                   $      276,206

Net income                                                76,359                             76,359

Cash dividends on preferred stock                         (5,963)                            (5,963)

ESOP contribution                                        (10,596)                           (10,596)
                                                     -----------    -----------         -----------
Balance at end of period                          $      336,006 $            0      $      336,006
                                                      ==========    ===========         ===========

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2c  PRO FORMA CAPITAL STRUCTURE
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                            PRO
                                                                                           FORMA
                                                                                          GIVING
                                                                        PRO               EFFECT
                                                                        FORMA              TO
                                                    PER BOOK            ADJ.               ADJ.
Long-term debt*                                   $      516,485 $     (109,200) [5] $      407,285

Preferred stock subject
  to mandatory redemption*                                25,000        (25,000) [5]              0

Common stock equity                                      761,821       (275,089)            486,732
                                                    ------------   ------------        ------------
        Total Capitalization                      $    1,303,306 $     (409,289)     $      894,017
                                                     ===========   ============        ============

*Does not include current portion.


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)


                                                    Debit         Credit

a) Cash and cash equivalents                        725,000
     Rate reduction bond obligation                               725,000

   To record the issuance of
   rate reduction bonds.

b) Operating expenses --
    operation -- other                                6,933
   Accrued taxes                                      2,773
     Cash and cash equivalents                                      6,933
     Federal and state income taxes                                 2,773

  To record issuance expenses
  associated with securitization and
  related tax effect.

c) Regulatory assets -- other                         6,933
   Federal and state income taxes                     2,773
     Operating expenses --
       operation -- other                                           6,933
     Accumulated deferred income taxes                              2,773

   To record deferral of issuance
   expenses associated with securitization
   and related tax effect.

d) Long-term debt                                   109,200
   Preferred stock subject to
     mandatory redemption                            25,000
     Cash and cash equivalents                                    134,200

   To record use of
   securitization proceeds to
   retire long-term debt
   and preferred stock.

e) Operating expenses --
     operation -- other                               1,225
   Accrued taxes                                        490
     Cash and cash equivalents                                      1,225
     Federal and state income taxes                                   490

   To record the associated costs and
   premiums on retiring debt.

f) Regulatory assets -- other                         1,225
   Federal and state income taxes                       490
     Operating expenses --
       operation -- other                                           1,225
     Accumulated deferred income taxes                                490

   To record deferral of debt
   retirement costs and related
   tax effect.

g) Obligations under Seabrook Power
     Contracts and other capital
     leases -- current portion                      102,659
   Obligations under Seabrook Power
     Contracts and other capital leases             254,894
   Fuel, purchased and
     net interchange power                          130,000
   Accumulated deferred income taxes                 52,000
      Cash and cash equivalents                                   487,553
      Federal and state income taxes                               52,000

   To record the buyout of IPP
   contracts and related tax effect.

h) Regulatory assets -- other                       130,000
   Federal and state income taxes                    52,000
      Fuel, purchased and
        net interchange power                                     130,000
      Accumulated deferred income taxes                            52,000

   To record the deferral of IPP
   costs and related
   tax effect.


i) Interest on long-term debt                        56,400
   Accrued taxes                                     22,560
      Accrued interest                                             56,400
      Income taxes                                                 22,560

   To record interest expense on rate
   reduction bonds and related tax effect.

j) Receivables, net                                  56,400
   Income taxes                                      22,560
      Operating revenues                                           56,400
      Accrued taxes                                                22,560

   To record deferral of interest
   expense on rate reduction bonds
   and related tax effect.

k) Accrued interest                                  11,004
   Income taxes                                       4,402
      Interest on long-term debt                                   11,004
      Accrued taxes                                                 4,402

   To record decrease in interest
   costs associated with debt repurchase
   and the tax effect.

l) Operating revenues                                11,004
   Accrued taxes                                      4,402
      Receivables, net                                             11,004
      Income taxes                                                  4,402

   To record deferral of decrease in
   interest costs on debt repurchased
   and related tax effect.

m) Common stock                                           1
   Capital surplus, paid in                         275,088
      Cash and cash equivalents                                   275,089

   To record repurchase of 648
   shares of common stock at the
   March 31, 2000, share price
   of $424,741 share, $1 par.

n) Rate reduction bond obligation                    20,000
      Cash and cash equivalents                                    20,000

   To record repayment of excess
   rate reduction bond obligation.



WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.1a  PRO FORMA BALANCE SHEET -- ASSETS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Utility Plant, at cost:
  Electric                                             $    1,103,310 $                   $    1,103,310
    Less: Accumulated provision
      for depreciation                                        782,316                            782,316
                                                           ----------     ----------          ----------
                                                              320,994              0             320,994
  Construction work in progress                                17,611                             17,611
  Nuclear fuel, net                                            16,803                             16,803
                                                           ----------     ----------          ----------
      Total net utility plant                                 355,408              0             355,408
                                                           ----------     ----------          ----------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                         144,067                            144,067
  Investments in regional nuclear
    generating companies, at equity                            14,915                             14,915
  Other, at cost                                                6,252                              6,252
                                                           ----------     ----------          ----------
                                                              165,234              0             165,234
                                                           ----------     ----------          ----------
Current Assets:
  Cash                                                            167              0  [1]            167
  Receivables, net                                             33,137         11,793  [2]         44,930
  Accounts receivable from
    affiliated companies                                       18,515                             18,515
  Accrued utility revenues                                     11,876                             11,876
  Fuel, materials and supplies,
    at average cost                                             1,421                              1,421
  Prepayments and other                                        38,391                             38,391
                                                           ----------     ----------          ----------
                                                              103,507         11,793             115,300
                                                           ----------     ----------          ----------
Deferred Charges:
  Regulatory assets:
    Recoverable nuclear costs                                 265,185                            265,185
    Income taxes, net                                          53,360                             53,360
    Unrecovered contractual obligations                        60,679                             60,679
    Recoverable energy costs                                   11,812                             11,812
    Other                                                      53,763        125,578  [3]        179,341
  Unamortized debt expense                                      1,591            874  [4]          2,465
  Other                                                         4,513                              4,513
                                                           ----------     ----------          ----------
                                                              450,903        126,452             577,355
                                                           ----------     ----------          ----------
      Total Assets                                     $    1,075,052 $      138,245      $    1,213,297
                                                           ==========     ==========          ==========

[1] See adjustments a, b, d, e, g, m, and n.
[2] See adjustments j and l.
[3] See adjustments c and h.
[4] See adjustment f.


WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.1b  PRO FORMA BALANCE SHEET -- CAPITALIZATION AND LIABILITIES
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Capitalization:
  Common stock                                         $       14,752 $       (2,038) [5] $       12,714
  Capital surplus, paid in                                     93,816        (12,962) [5]         80,854
  Retained earnings                                            49,041                             49,041
  Accumulated other
    comprehensive income                                          160                                160
                                                           ----------     ----------          ----------
    Total common stockholder's equity                         157,769        (15,000)            142,769
  Preferred stock not subject to
    mandatory redemption                                       20,000        (20,000) [6]              0
  Preferred stock subject to mandatory redemption              15,000        (15,000) [6]              0
  Long-term debt                                              197,349                            197,349
                                                           ----------     ----------          ----------
    Total capitalization                                      390,118        (50,000)            340,118
                                                           ----------     ----------          ----------
Obligations Under Capital Leases                                6,767                              6,767
                                                           ----------     ----------          ----------
Rate Reduction Bond Obligation                                      0        274,348  [7]        274,348
                                                           ----------     ----------          ----------
Current Liabilities:
  Notes payable to banks                                       98,000        (96,396) [6]          1,604
  Notes payable to affiliated company                          25,400                             25,400
  Long-term debt and preferred
    stock -- current portion                                    1,500         (1,500) [6]              0
  Obligations under capital
    leases -- current portion                                  21,077                             21,077
  Accounts payable                                             20,282                             20,282
  Accounts payable to affiliated companies                      7,503                              7,503
  Accrued taxes                                                14,032         (2,581) [8]         11,451
  Accrued interest                                              3,500         11,793  [9]         15,293
  Other                                                        14,992                             14,992
                                                           ----------     ----------          ----------
                                                              206,286        (88,684)            117,602
                                                           ----------     ----------          ----------
Deferred Credits and Other
  Long-Term Liabilities:
  Accumulated deferred income taxes                           228,214          2,581 [10]        230,795
  Accumulated deferred investment
    tax credits                                                18,593                             18,593
  Decommissioning obligation -- Millstone 1                   135,159                            135,159
  Deferred contractual obligations                             60,679                             60,679
  Other                                                        29,236                             29,236
                                                           ----------     ----------          ----------
                                                              471,881          2,581             474,462
                                                           ----------     ----------          ----------
     Total Capitalization and Liabilities              $    1,075,052 $      138,245      $    1,213,297
                                                           ==========     ==========          ==========

[5] See adjustment m.
[6] See adjustment d.
[7] See adjustments a and n.
[8] See adjustments b, e, i, j, k, and l.
[9] See adjustments i and k.
[10] See adjustments c, f, g, and h.


WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2a  PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Operating Revenues                                     $      445,955 $       11,793  [2] $      457,748
                                                           ----------     ----------          ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                                       193,634               0[11]        193,634
    Other                                                     102,026               0[12]        102,026
  Maintenance                                                  41,646                             41,646
  Depreciation                                                 22,700                             22,700
  Amortization of regulatory assets, net                       24,472                             24,472
  Federal and state income taxes                               19,877               0[13]         19,877
  Taxes other than income taxes                                19,720                             19,720
  Gain on sale of utility plant                               (22,437)                           (22,437)
                                                           ----------     ----------          ----------
      Total operating expenses                                401,638              0             401,638
                                                           ----------     ----------          ----------
Operating Income                                               44,317         11,793              56,110
                                                           ----------     ----------          ----------
Other Income (Loss):
  Equity in earnings of regional
   nuclear generating companies                                   469                                469
  Nuclear unrecoverable costs                                 (18,492)                           (18,492)
  Other, net                                                   (2,895)                            (2,895)
  Income taxes                                                 13,174              0 [14]         13,174
                                                           ----------     ----------          ----------
      Other loss, net                                          (7,744)             0              (7,744)
                                                           ----------     ----------          ----------
Income before interest charges                                 36,573         11,793              48,366
                                                           ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                                   22,598         11,793 [15]         34,391
  Other interest                                                4,888                              4,888
                                                           ----------     ----------          ----------
      Interest charges, net                                    27,486         11,793              39,279
                                                           ----------     ----------          ----------
Net Income                                             $        9,087 $            0      $        9,087
                                                           ==========     ==========          ==========


[11] See adjustments g and h.
[12] See adjustments b, c, e, and f.
[13] See adjustments b, c, e, f, g, and h.
[14] See adjustments i, j, k, and l.
[15] See adjustments i and k.

WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2b  PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Balance at beginning of period                         $       50,127 $                   $       50,127

Net income                                                      9,087                              9,087

Cash dividends on preferred stock                              (3,270)                            (3,270)

ESOP contribution                                              (6,903)                            (6,903)
                                                           ----------     ----------          ----------
Balance at end of period                               $       49,041 $            0      $       49,041
                                                           ==========     ==========          ==========

WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2c  PRO FORMA CAPITAL STRUCTURE
AS OF MARCH 31, 2000
Unaudited
(Thousands of Dollars)

                                                                                                 PRO
                                                                                                FORMA
                                                                                               GIVING
                                                                             PRO               EFFECT
                                                                             FORMA              TO
                                                          PER BOOK           ADJ.               ADJ.
Long-term debt*                                        $      197,349 $                   $      197,349

Preferred stock not subject
  to mandatory redemption*                                     20,000        (20,000) [6]              0

Preferred stock subject
  to mandatory redemption*                                     15,000        (15,000) [6]              0

Common stock equity                                           157,769        (15,000)            142,769
                                                           ----------     ----------          ----------
        Total Capitalization                           $      390,118 $      (50,000)     $      340,118
                                                           ==========     ==========          ==========

*Does not include current portion.



WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                                     Debit         Credit

a) Cash                                             303,000
      Rate reduction bond obligation                              303,000

   To record the issuance of
   rate reduction bonds.

b) Operating expenses --
     operation -- other                               5,578
   Accrued taxes                                      2,231
      Cash                                                          5,578
      Federal and state income taxes                                2,231

   To record issuance expenses
   associated with securitization and
   related tax effect.

c) Regulatory assets -- other                         5,578
   Federal and state income taxes                     2,231
      Operating expenses --
        operation -- other                                          5,578
      Accumulated deferred income taxes                             2,231

   To record the deferral of issuance
   expenses associated with securitization
   and related tax effect.

d) Notes payable to bank                             96,396
   Preferred stock subject to
     mandatory redemption                            15,000
   Preferred stock not subject to
     mandatory redemption                            20,000
   Long-term debt and preferred
     stock -- current portion                         1,500
      Cash                                                        132,896

   To record the use of
   securitization proceeds to retire
   short-term debt, long-term debt
   and preferred stock.

e) Operating expenses --
     operation -- other                                 874
   Accrued taxes                                        350
      Cash                                                            874
      Federal and state income taxes                                  350

   To record the associated costs and
   premiums of retiring debt.

f) Unamortized debt expense                             874
   Federal and state income taxes                       350
      Operating expenses --
        operation -- other                                            874
      Accumulated deferred income taxes                               350

   To record deferral of debt
   retirement costs and related
   tax effect.

g) Fuel, purchased and
     net interchange power                          120,000
   Accumulated deferred income taxes                 48,000
      Cash                                                        120,000
      Federal and state income taxes                               48,000

   To record the buyout of IPP
   contracts and related tax effect.

h) Regulatory assets -- other                       120,000
   Federal and state income taxes                    48,000
      Fuel, purchased and
        net interchange power                                     120,000
      Accumulated deferred income taxes                            48,000

   To record the deferral of IPP
   buyout costs and related
   tax effect.

i) Interest on long-term debt                        21,948
   Accrued taxes                                      8,779
      Accrued interest                                             21,948
      Income taxes                                                  8,779

   To record interest expense on rate
   reduction bonds and related taxes.

j) Receivables, net                                  21,948
   Income taxes                                       8,779
      Operating revenues                                           21,948
      Accrued taxes                                                 8,779

   To record deferral of interest
   expense on rate reduction bonds
   and related tax effect.

k) Accrued interest                                  10,155
   Income taxes                                       4,062
      Interest on long-term debt                                   10,155
      Accrued taxes                                                 4,062

   To record decrease in interest
   costs associated with debt repurchase
   and the related increase in taxes.

l) Operating revenues                                10,155
   Accrued taxes                                      4,062
      Receivables, net                                             10,155
      Income taxes                                                  4,062

   To record deferral of decrease in
   interest costs on debt repurchased
   and related tax effect.

m) Common stock                                       2,038
   Capital surplus, paid in                          12,962
      Cash                                                         15,000

   To record repurchase of 81,531
   shares of common stock at the
   March 31, 2000, share price
   of $183.98, $25 par.

n) Rate reduction bond obligation                    28,652
      Cash                                                         28,652

   To record repayment of excess
   rate reduction bond obligation.